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                                                                    EXHIBIT 99.1

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                                 FORCENERGY INC
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF STOCKHOLDERS ON MARCH 17, 1998
    The undersigned, hereby revoking all prior proxies, hereby appoints Stig Wennerstrom, E. Joseph Grady and Thomas F. Getten, and each of them, his true and lawful agents and proxies, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Forcenergy Inc owned by the undersigned at the Special Meeting of Stockholders of Forcenergy Inc to be held on March 17, 1998, and at any adjournment thereof, on all matters coming before said meeting, hereby revoking all previous proxies. Either of the proxies or their respective substitutes, who shall be present and acting, shall have and may exercise all the powers hereby granted.
1. PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF FORCENERGY INC COMMON STOCK in exchange for shares of Series A Common Stock and Series B Common Stock of Forcenergy AB pursuant to the Exchange Offer.
      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED
PROPOSAL.
2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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                                                  DATED: _________________, 1998


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                                                           (Signature)

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                                                            Print Name

                                                  (PLEASE SIGN EXACTLY AS YOUR
                                                  NAME APPEARS AT LEFT. FOR
                                                  JOINT ACCOUNTS, EACH JOINT
                                                  OWNER SHOULD SIGN. EXECUTORS,
                                                  ADMINISTRATORS, TRUSTEES, ETC.
                                                  SHOULD ALSO SO INDICATE WHEN
                                                  SIGNING).

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                    PROMPTLY BY USING THE ENCLOSED ENVELOPE.

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